SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):  January 1, 1998


                             COVER-ALL TECHNOLOGIES INC.
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                (Exact Name of Registrant as Specified in Its Charter)


               Delaware                   0-13124           13-2698053
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          (State or other of            (Commission         (IRS Employer
          jurisdiction incorporation)   File Number)        Identification No.)



                   18-01 Pollitt Drive, Fair Lawn, New Jersey 07410
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                       (Address of principal executive offices)


     Registrant's Telephone Number, including Area Code: (201) 794-4800
                                                         ---------------

                                         N/A
            -------------------------------------------------------------
            (Former name or former address, if changed since last report)

     ITEM 5.  OTHER EVENTS
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          Cover-All Technologies Inc., a Delaware corporation (the "Company"), has recently entered into an employment agreement with each of Dalia Ophir and Peter C. Lynch, effective as of January 1, 1998 and March 1, 1998, respectively. The Company also entered into a services agreement with Turnbury Associates ("Turnbury"), regarding the retention of Brian Magowan, a managing partner of Turnbury, as the Company's Chief Executive Officer, effective as of January 1, 1998. Each of the employment agreements and the services agreement described above are described in further detail in the Company's 1998 Proxy Statement, which descriptions are incorporated by reference into Part III of the Company's 1997 Annual Report on Form 10-K filed with the Commission on April 1, 1998.


     ITEM 7.  EXHIBITS
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          (C) EXHIBITS

               99.1 Employment Agreement, dated as of January 1, 1998, by and between the Company and Dalia Ophir.

               99.2 Employment Agreement, dated as of March 1, 1998, by and between the Company and Peter C. Lynch.

               99.3 Services Agreement, dated as of March 1, 1998, by and between the Company and Turnbury Associates.

                                      SIGNATURES
                                      ----------


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COVER-ALL TECHNOLOGIES INC.




        Date: May 13, 1998            By:   /s/ Brian Magowan
                                           -------------------------------
                                           Brian Magowan
                                           Chairman of the Board and Chief
                                           Executive Officer

                                    EXHIBIT INDEX


        99.1 Employment Agreement, dated as of January 1, 1998, by and between the Company and Dalia Ophir.

        99.2 Employment Agreement, dated as of March 1, 1998, by and between the Company and Peter C. Lynch.

        99.3 Services Agreement, dated as of March 1, 1998, by and between the Company and Turnbury Associates.